UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 18, 2019

ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 810-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2019, the Board of Directors (the “Board”) of Entasis Therapeutics Holdings Inc. (the “Company”) approved the following compensation decisions for the Company’s named executive officers (each, an “Executive”).

Cash Bonuses, Annual Base Salaries and Bonus Targets

The Board approved the following 2018 cash bonuses, 2019 annual base salaries, which salaries are effective January 1, 2019, and the 2019 bonus targets for the Executives:

Name and Title	2018 Cash Bonus ($)	2019 Annual Base Salary ($)	2019 Bonus Target
Manoussos Perros, Ph.D., President and Chief Executive Officer	202,455	494,900	50%
Michael Gutch, Ph.D., Chief Financial Officer and Chief Business Officer	111,020	351,000	35%
Robin Isaacs, M.D., Chief Medical Officer	139,020	416,800	35%

Annual Equity Grants

The Committee approved an annual grant of options to purchase the Company’s common stock to the Executives pursuant to the Company’s 2018 Equity Incentive Plan, which grants are set forth in the table below:

Name and Title	Option Shares
Manoussos Perros, Ph.D., President and Chief Executive Officer	123,500
Michael Gutch, Ph.D., Chief Financial Officer and Chief Business Officer	56,000
Robin Isaacs, M.D., Chief Medical Officer	56,000

The stock option granted to each Executive has (i) a vesting commencement date of January 1, 2019, (ii) an exercise price of $5.66 per share, the closing price of the Company’s common stock on January 18, 2019 and (iii) a term of 10 years from the grant date. Subject to the Executive’s continued service with the Company on the applicable vesting date, one-quarter of the shares underlying each of these options vest on the first anniversary of the vesting commencement date and the remaining shares vest in 36 equal monthly installments thereafter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

	By:	/s/ Michael Gutch
Michael Gutch
Chief Financial Officer and Chief Business Officer
Dated: January 22, 2019

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